UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 22, 2021

BLUE FOUNDRY BANCORP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40619	86-2831373
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

19 Park Avenue, Rutherford, New Jersey		07070
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 939-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BLFY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operation and Financial Condition

On October 22, 2021, Blue Foundry Bancorp (the “Company”), the holding company for Blue Foundry Bank (the "Bank") issued a press release reporting its financial results for the periods ended September 30, 2021.

A copy of the press release announcing the results is included as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 8.01 Other Events

On October 21, 2021, the Bank extinguished $62.1 million in borrowings from the Federal Home Loan Bank of New York. This repayment has enhanced the Bank’s overall net interest margin and reduced its wholesale funding ratio. These borrowings had a weighted average rate of 1.9% and a weighted average remaining life of 0.86 years. The Bank incurred a prepayment penalty of $755 thousand associated with the extinguishment of this debt.

Forward Looking Statements

Certain statements contained herein are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements, which are based on certain current assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions.

Forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual future results may be materially different from the results indicated by these forward-looking statements. Except as required by applicable law or regulation, we do not undertake, and we specifically disclaim any obligation, to release publicly the results of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of the statements or to reflect the occurrence of anticipated or unanticipated events.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired. Not applicable.

(b) Pro Forma Financial Information. Not applicable.

(c) Shell Company Transactions. Not applicable.

(d) Exhibits.

99.1	Press Release dated October 22, 2021.
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Blue Foundry Bancorp

DATE: October 22, 2021	By:	/s/ James D. Nesci
James D. Nesci
President and Chief Executive Officer